UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                                 Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Navient Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2015.

Meeting Information

NAVIENT CORPORATION

Meeting Type: Annual Meeting

For holders as of: March 26, 2015

Date: May 21, 2015 Time: 11:00 AM Location: Westin Wilmington 818 Shipyard Drive Wilmington, DE 19801

You are receiving this communication because you hold NAVIENT CORPORATION shares in the company named above.

ATTN: CORPORATE SECRETARY

123 JuSTISON STREET This is not a ballot. You cannot use this notice to vote these wIlmINgTON, dE 19801 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

P60822 proxy See the materials reverse and side voting of this instructions notice to obtain .

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Before you vote

How to vote

How to Before Access the You Proxy Vote Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P60822 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the

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box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M85197 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. John K. Adams, Jr.

1b. Ann Torre Bates

1c. Anna Escobedo Cabral

1d. William M. Diefenderfer, III

1e. Diane Suitt Gilleland

1f. Katherine A. Lehman

1g. Linda A. Mills

1h. Barry A. Munitz

1i. John F. Remondi

1j. Steve L. Shapiro

1k. Jane J. Thompson

1l. Laura S. Unger

1m. Barry L. Williams

2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015.

3. Advisory approval of executive compensation.

The Board of Directors recommends you vote 1 Year on the following proposal:

4. Advisory approval of the frequency of an executive compensation vote.

The Board of Directors recommends you vote FOR the following proposal:

5. Approval of the material terms for performance-based awards under the Navient Corporation 2014 Omnibus Incentive Plan.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

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